UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 February 8, 2006
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

 Nevada                              0-19118                    74-2584033
(State or other jurisdiction of     (Commission              (IRS Employer
 incorporation)                      File Number)            Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure

     The information in this Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     On  February  6,  2006,  Abraxas  Petroleum   Corporation  (the  "Company")
announced in a press release an operational update and IPAA Small Cap Oil & Gas Symposium Presentation Details.

     The Company's CEO, Robert L.G. Watson., will be presenting at the IPAA Small Cap Oil & Gas Investment Symposium in Hollywood Florida on February 8, 2006. Attached as Exhibit 99.2 are materials that Mr. Watson will present.



Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press  Release   dated   February  6,  2006  "Abraxas
                           Provides Operational Update and IPAA Small Cap Oil & Gas Symposium Presentation Details"

                  99.2     Slide Presentation



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Abraxas Petroleum Corporation

                            By: /s/ Chris Williford
                            ---------------------------------------------------
                            Chris Williford
                            Executive Vice President, Chief Financial
                            Officer and Treasurer

Dated:  February 8, 2006